                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        _______________________________

                                   FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  August 18, 1999

                        Saxon Asset Securities Company
                        ------------------------------
              (Exact name of registrant as specified in charter)

        Virginia                     34-0-20552                   52-1785164
        --------                     ----------                   ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)

                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
              (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400
                                                          --------------

--------------------------------------------------------------------------------

        (Former name or former address, if changed since last report.)

Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.  Not Applicable.

Item 3.   Bankruptcy or Receivership.  Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.   Other Events.

          On August 18, 1999, the Registrant caused the issuance and sale of Mortgage Loan Asset Backed Certificates, Series 1999-3, pursuant to a Trust Agreement dated as of August 1, 1999, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee, (the "Trust Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Trust Agreement.

          Certificates were issued with original principal amounts and pass-through rates set forth below:

          Designation              Pass-Through Rate        Principal Balance
     Class AF-1 Certificates       Variable/(1)//(2)/       $154,198,250
     Class AF-2 Certificates       5.970%                   $ 70,000,000
     Class AF-3 Certificates       6.105%                   $ 67,000,000
     Class AF-4 Certificates       6.445%                   $ 56,000,000
     Class AF-5 Certificates       6.815%/(2)/              $ 32,000,000
     Class AF-6 Certificates       6.415%/(2)/              $ 42,133,800
     Class MF-1 Certificates       6.780%/(2)/              $ 24,639,000
     Class MF-2 Certificates       7.175%/(2)/              $ 19,711,000
     Class BF-1 Certificates       8.410%/(2)/              $ 14,786,000
     Class BF-1A Certificates      7.925%/(2)/              $ 12,320,000
     Class AV-1 Certificates       Variable/(3)/            $202,526,000
     Class AV-2 Certificates       Variable/(3)/            $ 77,887,500
     Class MV-1 Certificates       Variable/(3)/            $ 27,684,000
     Class MV-2 Certificates       Variable/(3)/            $ 23,219,000
     Class BV-1 Certificates       Variable/(3)/            $ 14,289,000
     Class BV-1A Certificates      8.305%/(3)/              $ 11,609,000
     Class C Certificates          Variable                 /(4)/
     Class R Certificates          /(5)/                    /(4)/

(1) Interest will accrue on the Class AF-1 Certificates at a per annum rate equal to One Month LIBOR + 0.09%, subject to the applicable available funds cap.

(2) Subject to a cap equal to the Net Rate on the Fixed Rate Mortgage Loans for the applicable Accrual Period.

(3) Subject to a cap equal to the Available Funds on the Adjustable Rate Mortgage Loans for the applicable Accrual Period.

(4)  The Class C and Class R Certificates do not have principal balances.

(5)  The Class R Certificates do not have an interest rate.

     The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

     The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class AV-2, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates were purchased by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Prudential Securities Incorporated and Banc One Capital Markets, Inc., (the "Underwriters"), from the Seller pursuant to an Underwriting Agreement dated July 30, 1999, and offered pursuant to Registration Statement No. 333-59479 by the Underwriters from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

     Elections will be made to treat certain assets of the Trust as a real estate mortgage investment conduits ("REMICs") for federal income tax purposes. Each Class of Certificates listed above (other than the Class R Certificates) will constitute "regular interests" in the Issuing REMIC.

     The description of the Mortgage Loans sold to the Trustee pursuant to the Trust Agreement as of the Closing Date begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.

                             Group I - Fixed Pool
                             --------------------

                                Current Balance
                                ---------------

                                                                                 Current             % By
                                                               Count             Balance          Balance
          -----------------------------------------------------------------------------------------------
                0.01              -        25,000.00             134           2,930,320             0.78
           25,000.01              -        50,000.00           1,097          42,330,636            11.30
           50,000.01              -        75,000.00           1,226          75,941,688            20.27
           75,000.01              -       100,000.00             714          61,846,004            16.51
          100,000.01              -       150,000.00             720          87,849,821            23.45
          150,000.01              -       200,000.00             280          47,979,884            12.81
          200,000.01              -       250,000.00             104          23,269,247             6.21
          250,000.01              -       300,000.00              55          15,144,957             4.04
          300,000.01              -       350,000.00              28           8,998,743             2.40
          350,000.01              -       400,000.00               5           1,875,927             0.50
          400,000.01              -       450,000.00               6           2,569,355             0.69
          450,000.01              -       500,000.00               7           3,370,742             0.90
          500,000.01              -       550,000.00               1             518,745             0.14
          -----------------------------------------------------------------------------------------------
                                                               4,377         374,626,069           100.00

                           Group I Avg Balance =                                  85,590
                           Group I Range of Balances =                 10,800 to 518,745

                                Current Rate
                                ------------

                                                                                 Current             % By
                                                               Count             Balance          Balance
          -----------------------------------------------------------------------------------------------
           6.51                   -             7.00               6             542,922             0.14
           7.01                   -             7.50              17           2,290,679             0.61
           7.51                   -             7.75              26           3,197,386             0.85
           7.76                   -             8.00              50           6,261,218             1.67
           8.01                   -             8.25              74           8,043,498             2.15
           8.26                   -             8.50             143          14,459,482             3.86
           8.51                   -             8.75             237          24,187,302             6.46
           8.76                   -             9.00             286          30,296,941             8.09
           9.01                   -             9.25             221          24,106,427             6.43
           9.26                   -             9.50             296          27,331,715             7.30
           9.51                   -             9.75             326          30,512,834             8.14
           9.76                   -            10.00             390          35,005,297             9.34
          10.01                   -            10.25             195          16,765,269             4.48
          10.26                   -            10.50             367          31,596,676             8.43
          10.51                   -            10.75             273          21,536,973             5.75
          10.76                   -            11.00             335          25,093,764             6.70
          11.01                   -            11.25             163          11,805,495             3.15
          11.26                   -            11.50             218          16,178,359             4.32
          11.51                   -            11.75             126           8,425,524             2.25
          11.76                   -            12.00             170          11,167,948             2.98
          12.01                   -            12.25              96           6,393,200             1.71
          12.26                   -            12.50             111           5,810,594             1.55
          12.51                   -            12.75              69           3,783,650             1.01
          12.76                   -            13.00              62           3,709,953             0.99
          13.01                   -            13.25              36           1,914,318             0.51
          13.26                   -            13.50              27           1,576,859             0.42
          13.51                   -            13.75              22           1,073,211             0.29
          13.76                   -            14.00              17             758,178             0.20
          14.01                   -            14.25               5             132,662             0.04
          14.26                   -            14.50               6             330,337             0.09
          14.51                   -            14.75               4             230,611             0.06
          14.76                   -            15.00               2              72,390             0.02
          15.26                   -            15.50               1              34,400             0.01
          -----------------------------------------------------------------------------------------------
                                                               4,377         374,626,069           100.00

                 Group I Wtd Avg Rate =                                           10.070
                 Group I Range of Rates =                              6.870  to  15.375

                           Combined Loan To Value
                           ----------------------

                                                                                 Current             % By
                                                               Count             Balance          Balance
     ----------------------------------------------------------------------------------------------------
          10.01                   -            15.00               2              66,691             0.02
          15.01                   -            20.00               6             205,637             0.05
          20.01                   -            25.00              13             615,622             0.16
          25.01                   -            30.00              20           1,322,560             0.35
          30.01                   -            35.00              29           1,405,520             0.38
          35.01                   -            40.00              34           1,616,901             0.43
          40.01                   -            45.00              44           2,676,691             0.71
          45.01                   -            50.00              76           4,729,748             1.26
          50.01                   -            55.00              86           6,456,669             1.72
          55.01                   -            60.00             141           9,742,365             2.60
          60.01                   -            65.00             263          19,575,776             5.23
          65.01                   -            70.00             406          31,207,743             8.33
          70.01                   -            75.00             586          50,955,001            13.60
          75.01                   -            80.00           1,213         112,668,938            30.08
          80.01                   -            85.00             578          48,729,285            13.01
          85.01                   -            90.00             756          70,575,211            18.84
          90.01                   -            95.00             103          11,221,437             3.00
          95.01                   -           100.00              21             854,275             0.23
     ----------------------------------------------------------------------------------------------------
                                                               4,377         374,626,069           100.00

     Wtd Avg Combined Loan to Value                                                77.88

                            Remaining Amort Term
                            --------------------

                                                                                 Current             % By
                                                               Count             Balance          Balance
     ----------------------------------------------------------------------------------------------------
           57                     -               60               3              83,020             0.02
          109                     -              120              37           1,754,915             0.47
          133                     -              144               8             425,456             0.11
          157                     -              168               1              38,134             0.01
          169                     -              180             476          29,554,450             7.89
          229                     -              240              89           5,931,805             1.58
          289                     -              300               5             357,508             0.10
          337                     -              348               6             802,187             0.21
          349                     -              360           3,752         335,678,594            89.60
     ----------------------------------------------------------------------------------------------------
                                                               4,377         374,626,069           100.00

     Wtd Avg Remaining Amort Term                                                    340

                                   Occupancy
                                   ---------

                                                                           Current             % By
                                                         Count             Balance          Balance
    -----------------------------------------------------------------------------------------------
    INVESTOR                                               404           25,455,743            6.79
    PRIMARY                                              3,948          346,810,896           92.58
    SECOND HOME                                             25            2,369,430            0.63
    -----------------------------------------------------------------------------------------------
                                                         4,377          374,626,069          100.00

                              Documentation Level
                              -------------------

                                                                           Current             % By
                                                         Count             Balance          Balance
    -----------------------------------------------------------------------------------------------
    FULL                                                 3,544          287,930,421           76.86
    LIMITED                                                305           34,632,777            9.24
    NO RATIO                                                23            1,493,469            0.40
    STATED INCOME                                          505           50,569,403           13.50
    -----------------------------------------------------------------------------------------------
                                                         4,377          374,626,069          100.00

                                 Loan Purpose
                                 ------------

                                                                           Current             % By
                                                         Count             Balance          Balance
    -----------------------------------------------------------------------------------------------
    PURCHASE                                             1,283          109,001,204           29.10
    REFINANCE                                              589           57,016,006           15.22
    REFINANCE - CASH OUT                                 2,505          208,608,859           55.68
    -----------------------------------------------------------------------------------------------
                                                         4,377          374,626,069          100.00

                                 Property Type
                                 -------------

                                                                                 Current             % By
                                                               Count             Balance          Balance
          -----------------------------------------------------------------------------------------------
          2-4 UNITS                                              238           20,804,521            5.55
          CONDO - HIGH RISE                                       25            1,934,738            0.52
          CONDO - LOW RISK                                       132            9,019,942            2.41
          MANUFACTURED HOME                                      246           15,237,389            4.07
          PUD                                                    172           22,668,928            6.05
          PUD - DEMINIMUS                                          2              278,833            0.07
          SINGLE FAMILY ATTACHED                                 101            6,450,748            1.72
          SINGLE FAMILY DETACHED                               3,430          296,160,655           79.06
          TOWNHOUSE                                               31            2,070,315            0.55
          -----------------------------------------------------------------------------------------------
                                                               4,377          374,626,069          100,00

                                    State
                                    -----

                                                                                 Current             % By
                                                               Count             Balance          Balance
          -----------------------------------------------------------------------------------------------
          ALASKA                                                   2              74,782             0.02
          ARIZONA                                                 93           6,716,508             1.79
          ARKANSAS                                                15             973,005             0.26
          CALIFORNIA                                             372          47,990,393            12.81
          COLORADO                                                78           8,477,824             2.26
          CONNECTICUT                                             49           4,151,525             1.11
          DELAWARE                                                19           1,852,155             0.49
          DISTRICT OF COLUMBIA                                     9           1,092,005             0.29
          FLORIDA                                                308          25,762,411             6.88
          GEORGIA                                                198          17,914,230             4.78
          HAWAII                                                  24           3,920,039             1.05
          IDAHO                                                   25           1,890,194             0.50
          ILLINOIS                                               133          10,250,303             2.74
          INDIANA                                                100           6,157,553             1.64
          IOWA                                                    66           4,310,882             1.15
          KANSAS                                                 103           8,324,626             2.22
          KENTUCKY                                                40           2,558,693             0.68
          LOUISIANA                                              125           8,786,737             2.35
          MARYLAND                                                62           6,841,146             1.83
          MASSACHUSETTS                                           27           3,053,493             0.82
          MICHIGAN                                               186          13,783,002             3.68
          MINNESOTA                                              106           9,603,496             2.56
          MISSISSIPPI                                             46           3,055,038             0.82
          MISSOURI                                               197          13,608,463             3.63
          MONTANA                                                  7             523,293             0.14
          NEBRASKA                                                31           2,406,110             0.64
          NEVADA                                                  21           1,860,486             0.50
          NEW JERSEY                                              77           9,143,479             2.44
          NEW MEXICO                                              53           4,330,146             1.16
          NEW YORK                                                63           8,070,302             2.15
          NORTH CAROLINA                                         160          12,353,573             3.30
          NORTH DAKOTA                                             2              80,782             0.02
          OHIO                                                   198          12,995,042             3.47
          OKLAHOMA                                                93           7,021,332             1.87
          OREGON                                                  96           9,722,741             2.60
          PENNSYLVANIA                                           219          14,702,079             3.92
          RHODE ISLAND                                            10           1,164,874             0.31
          SOUTH CAROLINA                                          50           4,069,490             1.09
          SOUTH DAKOTA                                             2              76,879             0.02
          TENNESSEE                                              170          12,705,691             3.39
          TEXAS                                                  373          26,812,664             7.16
          UTAH                                                    41           4,305,802             1.15
          VIRGINIA                                               156          15,533,628             4.15
          WASHINGTON                                              93          10,236,444             2.73
          WEST VIRGINIA                                           31           1,782,160             0.48
          WISCONSIN                                               42           3,165,336             0.84
          WYOMING                                                  6             415,235             0.11
          -----------------------------------------------------------------------------------------------
                                                               4,377         374,626,069           100.00

                                  Grade
                                  -----

                                                                                 Current             % By
                                                               Count             Balance          Balance
          -----------------------------------------------------------------------------------------------
          A                                                      947          92,979,798            24.82
          A+                                                     216          20,028,567             5.35
          A-                                                   1,829         163,904,938            43.75
          B                                                      751          56,402,639            15.06
          C                                                      544          35,163,657             9.39
          D                                                       90           6,146,471             1.64
          -----------------------------------------------------------------------------------------------
                                                               4,377         374,626,069           100.00

                              Group II - Arms Pool
                              --------------------

                              1.) Current Balance
                              -------------------

                                                                               Current           % By
                                                           Count               Balance        Balance
     ------------------------------------------------------------------------------------------------
               0.01         -          25,000.00              23               507,192           0.19
          25,000.01         -          50,000.00             295            11,758,224           4.34
          50,000.01         -          75,000.00             545            34,253,873          12.64
          75,000.01         -         100,000.00             411            36,031,893          13.30
         100,000.01         -         150,000.00             544            66,330,152          24.48
         150,000.01         -         200,000.00             241            41,596,874          15.35
         200,000.01         -         250,000.00             113            25,185,276           9.29
         250,000.01         -         300,000.00              49            13,470,420           4.97
         300,000.01         -         350,000.00              36            11,640,473           4.30
         350,000.01         -         400,000.00              20             7,495,471           2.77
         400,000.01         -         450,000.00              16             6,866,908           2.53
         450,000.01         -         500,000.00              11             5,267,093           1.94
         500,000.01         -         550,000.00               1               520,000           0.19
         550,000.01         -         600,000.00               6             3,422,482           1.26
         600,000.01         -         650,000.00               5             3,163,119           1.17
         650,000.01         -         700,000.00               3             1,987,383           0.73
         700,000.01         -         750,000.00               2             1,467,959           0.54
     ------------------------------------------------------------------------------------------------
                                                           2,321           270,964,794         100.00

                    Group II Avg Balance =                                     116,745
                    Group II-A Avg Balance =                                    98,056
                    Group II-B Avg Balance =                                   236,643
                    Group II Range of Balances =                    17,976  to 749,332
                    Group II-A Range of Balances =                  17,976  to 240,000
                    Group II-B Range of Balances =                  30,320  to 749,332

                              2.) Gross Life Cap
                              ------------------

                                                                               Current           % By
                                                           Count               Balance        Balance
     ------------------------------------------------------------------------------------------------
             12.500         -             12.999               1               146,114           0.05
             13.000         -             13.499               4               437,146           0.16
             13.500         -             13.999              18             2,412,218           0.89
             14.000         -             14.499              26             4,047,239           1.49
             14.500         -             14.999             123            16,055,330           5.93
             15.000         -             15.499             149            18,425,598           6.80
             15.500         -             15.999             350            47,431,200          17.50
             16.000         -             16.499             256            29,138,848          10.75
             16.500         -             16.999             553            69,467,585          25.64
             17.000         -             17.499             265            27,851,840          10.28
             17.500         -             17.999             346            36,425,260          13.44
             18.000         -             18.499              99             7,695,309           2.84
             18.500         -             18.999              75             5,941,676           2.19
             19.000         -             19.499              29             2,919,925           1.08
             19.500         -             19.999              21             2,026,600           0.75
             20.000         -             20.499               5               403,248           0.15
             20.500         -             20.999               1               139,658           0.05
     ------------------------------------------------------------------------------------------------
                                                           2,321           270,964,794         100.00

     Wtd Avg Maximum Lifetime Rate                        16.556

                               3.) Current Rate
                               ----------------

                                                                               Current           % By
                                                           Count               Balance        Balance
     ------------------------------------------------------------------------------------------------
               6.51         -               7.00               2               221,065           0.08
               7.01         -               7.50               9             1,194,752           0.44
               7.51         -               7.75               6               809,415           0.30
               7.76         -               8.00              22             2,681,964           0.99
               8.01         -               8.25              22             3,175,179           1.17
               8.26         -               8.50              50             7,779,593           2.87
               8.51         -               8.75              79            11,949,844           4.41
               8.76         -               9.00             161            24,816,380           9.16
               9.01         -               9.25             103            12,029,980           4.44
               9.26         -               9.50             232            29,005,405          10.70
               9.51         -               9.75             217            28,084,553          10.36
               9.76         -              10.00             332            42,514,091          15.69
              10.01         -              10.25             150            15,924,904           5.88
              10.26         -              10.50             232            25,916,972           9.56
              10.51         -              10.75             181            17,915,175           6.61
              10.76         -              11.00             186            19,847,723           7.32
              11.01         -              11.25              82             6,356,148           2.35
              11.26         -              11.50              82             6,631,592           2.45
              11.51         -              11.75              52             3,794,738           1.40
              11.76         -              12.00              47             4,571,545           1.69
              12.01         -              12.25              20             1,410,078           0.52
              12.26         -              12.50              20             1,584,426           0.58
              12.51         -              12.75              14             1,127,314           0.42
              12.76         -              13.00               7               511,161           0.19
              13.01         -              13.25               4               400,253           0.15
              13.26         -              13.50               5               270,992           0.10
              13.76         -              14.00               3               299,893           0.11
              14.26         -              14.50               1               139,658           0.05
     ------------------------------------------------------------------------------------------------
                                                           2,321           270,964,794         100.00

                              Group II Wtd Avg Rate =                            9.950
                              Group II-A Wtd Avg Rate =                         10.004
                              Group II-B Wtd Avg Rate =                          9.805
                              Group II Range of Rate =                 6.990 to 14.500
                              Group II-A Range of Rate =               6.990 to 14.500
                              Group II-B Range of Rate =               7.950 to 12.500

                             4.) Gross Life Floor
                             --------------------

                                                                               Current           % By
                                                           Count               Balance        Balance
     ------------------------------------------------------------------------------------------------
              3.500         -              3.999               1               114,393           0.04
              4.500         -              4.999               2               778,101           0.29
              5.000         -              5.499               5               454,107           0.17
              5.500         -              5.999               8             1,455,580           0.54
              6.000         -              6.499              15             1,660,079           0.61
              6.500         -              6.999              13             1,317,911           0.49
              7.000         -              7.499              16             2,271,882           0.84
              7.500         -              7.999              28             4,064,547           1.50
              8.000         -              8.499              52             7,162,847           2.64
              8.500         -              8.999             223            33,429,664          12.34
              9.000         -              9.499             246            29,997,321          11.07
              9.500         -              9.999             609            77,954,941          28.77
             10.000         -             10.499             306            33,704,739          12.44
             10.500         -             10.999             439            47,711,339          17.61
             11.000         -             11.499             153            12,112,193           4.47
             11.500         -             11.999             124             9,978,053           3.68
             12.000         -             12.499              40             3,662,922           1.35
             12.500         -             12.999              29             2,098,161           0.77
             13.000         -             13.499               8               530,766           0.20
             13.500         -             13.999               3               365,589           0.13
             14.500         -             14.999               1               139,658           0.05
     ------------------------------------------------------------------------------------------------
                                                           2,321           270,964,794         100.00

     Wtd Avg Minimum Lifetime Rate                         9.848
     % Min Lifetime Rate > Gross Margin                    97.48

                               5.) Gross Margin
                               ----------------

                                                                               Current           % By
                                                           Count               Balance        Balance
     ------------------------------------------------------------------------------------------------
              2.000         -              2.999               1               203,767           0.08
              3.000         -              3.999               4               594,994           0.22
              4.000         -              4.999              72            11,072,179           4.09
              5.000         -              5.999             480            63,483,622          23.43
              6.000         -              6.999           1,201           134,833,404          49.76
              7.000         -              7.999             492            53,702,227          19.82
              8.000         -              8.999              64             6,525,168           2.41
              9.000         -              9.999               6               483,603           0.18
             11.000         -             11.999               1                65,832           0.02
     ------------------------------------------------------------------------------------------------
                                                           2,321           270,964,794         100.00

     Wtd Avg Gross Margin                  6.340

                              6.) Next Roll Date
                              ------------------

                                                                               Current           % By
                                                           Count               Balance        Balance
     ------------------------------------------------------------------------------------------------
     1999-09                                                   1                65,832           0.02
     1999-10                                                   7               917,961           0.34
     1999-11                                                   8               664,223           0.25
     1999-12                                                   5               502,939           0.19
     2000-01                                                   5               551,409           0.20
     2000-02                                                   4               551,043           0.20
     2000-04                                                   6               571,869           0.21
     2000-05                                                   8             1,112,287           0.41
     2000-06                                                   9               944,759           0.35
     2000-07                                                   2               260,381           0.10
     2000-08                                                   6               759,893           0.28
     2000-09                                                   1                95,444           0.04
     2000-10                                                   5               302,356           0.11
     2000-11                                                   6               750,528           0.28
     2000-12                                                  11             1,488,433           0.55
     2001-01                                                  11             1,620,054           0.60
     2001-02                                                  19             1,763,111           0.65
     2001-03                                                  50             6,089,691           2.25
     2001-04                                                 342            40,722,462          15.03
     2001-05                                                 317            36,300,396          13.40
     2001-06                                                 256            30,295,529          11.18
     2001-07                                                 201            19,051,288           7.03
     2001-08                                                 100            10,518,521           3.88
     2001-12                                                   1                75,833           0.03
     2002-01                                                   5               234,100           0.09
     2002-02                                                   7             1,040,311           0.38
     2002-03                                                  31             4,355,876           1.61
     2002-04                                                 149            18,447,581           6.81
     2002-05                                                 160            19,514,854           7.20
     2002-06                                                 218            25,770,597           9.51
     2002-07                                                 207            26,715,823           9.86
     2002-08                                                 162            18,846,074           6.96
     2003-06                                                   1                63,332           0.02
     ------------------------------------------------------------------------------------------------
                                                           2,321           270,964,794         100.00

     Wtd Avg Next Interest Adj Date                 October 2001

                          7.) Combined Loan To Value
                          --------------------------

                                                                               Current           % By
                                                           Count               Balance        Balance
     ------------------------------------------------------------------------------------------------
              10.01         -              15.00               1                34,975           0.01
              15.01         -              20.00               1                54,970           0.02
              20.01         -              25.00               4               241,371           0.09
              25.01         -              30.00               2               234,918           0.09
              30.01         -              35.00              12               453,717           0.17
              35.01         -              40.00              13             1,101,206           0.41
              40.01         -              45.00               8               432,681           0.16
              45.01         -              50.00              30             2,800,266           1.03
              50.01         -              55.00              27             2,874,920           1.06
              55.01         -              60.00              53             4,369,454           1.61
              60.01         -              65.00             152            16,061,773           5.93
              65.01         -              70.00             206            22,828,644           8.42
              70.01         -              75.00             319            36,901,843          13.62
              75.01         -              80.00             667            82,709,417          30.52
              80.01         -              85.00             350            38,313,880          14.14
              85.01         -              90.00             469            60,708,882          22.40
              90.01         -              95.00               7               841,878           0.31
     ------------------------------------------------------------------------------------------------
                                                           2,321           270,964,794         100.00

     Wtd Avg Combined Loan to Value                        78.76

                           8.) Remaining Amort Term
                           ------------------------

                                                                               Current           % By
                                                           Count               Balance        Balance
     ------------------------------------------------------------------------------------------------
                176         -                180               4               299,835           0.11
                229         -                240               1                66,121           0.02
                337         -                348              14             1,343,925           0.50
                349         -                360           2,302           269,254,913          99.37
     ------------------------------------------------------------------------------------------------
                                                           2,321           270,964,794         100.00

     Wtd Avg Remaining Amort Term                           357

                                 9.) Occupancy
                                 -------------

                                                                               Current           % By
                                                           Count               Balance        Balance
     ------------------------------------------------------------------------------------------------
     INVESTOR                                                145            11,066,638           4.08
     PRIMARY                                               2,165           259,018,882          95.59
     SECOND HOME                                              11               879,274           0.32
     ------------------------------------------------------------------------------------------------
                                                           2,321           270,964,794         100.00

                           10.) Documentation Level
                           ------------------------

                                                           Count               Current           % By
                                                                               Balance        Balance
     ------------------------------------------------------------------------------------------------
     FULL                                                  1,877           209,460,494          77.30
     LIMITED                                                  98            17,312,424           6.39
     NO RATIO                                                  4               369,016           0.14
     STATED INCOME                                           342            43,822,860          16.17
     ------------------------------------------------------------------------------------------------
                                                           2,321           270,964,794         100.00

                               11.) Loan Purpose
                               -----------------

                                                                                         Current           % By
                                                                     Count               Balance        Balance
          -----------------------------------------------------------------------------------------------------
          PURCHASE                                                     906           104,568,417          38.59
          REFINANCE                                                    290            36,488,476          13.47
          REFINANCE - CASH OUT                                       1,125           129,907,901          47.94
          -----------------------------------------------------------------------------------------------------
                                                                     2,321           270,964,794         100.00

                              12.) Property Type
                              ------------------

                                                                                         Current           % By
                                                                     Count               Balance        Balance
          -----------------------------------------------------------------------------------------------------
          2-4 UNITS                                                    123            11,327,423           4.18
          CONDO - HIGH RISE                                              8             1,503,475           0.55
          CONDO - LOW RISE                                             113            11,547,096           4.26
          MANUFACTURED HOME                                             52             3,580,031           1.32
          PUD                                                          112            18,321,340           6.76
          PUD - DEMINIMUS                                                2               479,578           0.18
          SINGLE FAMILY ATTACHED                                        32             3,262,164           1.20
          SINGLE FAMILY DETACHED                                     1,874           220,408,467          81.34
          TOWNHOUSE                                                      5               535,220           0.20
          -----------------------------------------------------------------------------------------------------
                                                                     2,321           270,964,794         100.00

                                13.) Loan Type
                                --------------

                                                                                         Current           % By
                                                                     Count               Balance        Balance
          -----------------------------------------------------------------------------------------------------
          1/1 CMT                                                       27             3,434,554           1.27
          2/28 LIBOR                                                 1,328           149,960,393          55.34
          3/12 LIBOR                                                     4               299,835           0.11
          3/17 LIBOR                                                     1                66,121           0.02
          3/27 LIBOR                                                   936           114,694,416          42.33
          5/25 LIBOR                                                     1                63,332           0.02
          6ML                                                           24             2,446,142           0.90
          -----------------------------------------------------------------------------------------------------
                                                                     2,321           270,964,794         100.00

                                  14.) State
                                  ----------

                                                                                         Current           % By
                                                                     Count               Balance        Balance
          -----------------------------------------------------------------------------------------------------
          ALASKA                                                         6               691,540           0.26
          ARIZONA                                                       63             6,675,356           2.46
          ARKANSAS                                                       6               283,209           0.10
          CALIFORNIA                                                   435            78,825,034          29.09
          COLORADO                                                      72            10,116,533           3.73
          CONNECTICUT                                                   36             3,966,552           1.46
          DELAWARE                                                      18             1,940,760           0.72
          DISTRICT OF COLUMBIA                                           1               520,000           0.19
          FLORIDA                                                       92             8,645,521           3.19
          GEORGIA                                                       31             3,380,060           1.25
          HAWAII                                                         7             1,368,794           0.51
          IDAHO                                                         20             1,883,033           0.69
          ILLINOIS                                                     119            13,405,766           4.95
          INDIANA                                                       92             5,937,377           2.19
          IOWA                                                          19             1,322,320           0.49
          KANSAS                                                        20             2,349,247           0.87
          KENTUCKY                                                      19             2,099,422           0.77
          LOUISIANA                                                     23             2,130,411           0.79
          MAINE                                                          1               123,504           0.05
          MARYLAND                                                      23             5,097,258           1.88
          MASSACHUSETTS                                                 20             2,084,584           0.77
          MICHIGAN                                                     118             9,011,825           3.33
          MINNESOTA                                                     65             7,137,485           2.63
          MISSISSIPPI                                                    9               691,981           0.26
          MISSOURI                                                      74             5,609,931           2.07
          MONTANA                                                        3               278,160           0.10
          NEBRASKA                                                       5               362,187           0.13
          NEVADA                                                        44             5,064,342           1.87
          NEW HAMPSHIRE                                                  3               262,485           0.10
          NEW JERSEY                                                    25             3,307,986           1.22
          NEW MEXICO                                                    10               882,462           0.33
          NEW YORK                                                      10             1,369,932           0.51
          NORTH CAROLINA                                                63             4,935,663           1.82
          NORTH DAKOTA                                                   1                29,493           0.01
          OHIO                                                         194            15,756,094           5.81
          OKLAHOMA                                                      25             2,020,984           0.75
          OREGON                                                        71             8,888,290           3.28
          PENNSYLVANIA                                                  60             5,443,752           2.01
          RHODE ISLAND                                                   3               381,883           0.14
          SOUTH CAROLINA                                                14             1,302,381           0.48
          TENNESSEE                                                     20             1,534,980           0.57
          TEXAS                                                        101            10,188,207           3.76
          UTAH                                                          63             8,423,944           3.11
          VIRGINIA                                                      31             4,288,898           1.58
          WASHINGTON                                                   145            17,610,495           6.50
          WEST VIRGINIA                                                  8               805,558           0.30
          WISCONSIN                                                     31             1,984,136           0.73
          WYOMING                                                        2               544,977           0.20
          -----------------------------------------------------------------------------------------------------
                                                                     2,321           270,964,794         100.00

                                  15.) Grade
                                  ----------

                                                                                         Current           % By
                                                                     Count               Balance        Balance
          -----------------------------------------------------------------------------------------------------
          A                                                             22             4,589,517           1.69
          A+                                                             3               374,617           0.14
          A-                                                         1,115           144,669,094          53.39
          B                                                            602            66,873,206          24.68
          C                                                            463            43,277,368          15.97
          D                                                            116            11,180,993           4.13
          -----------------------------------------------------------------------------------------------------
                                                                     2,321           270,964,794         100.00

Item 6. Resignations of Registrant's Directors.  Not Applicable.

Item 7. Financial Statements and Exhibits
        (a)   Financial statements of businesses acquired.  Not Applicable.
        (b)   Pro forma financial information.  Not Applicable.
        (c)   Exhibits

              Exhibit 1. Underwriting Agreement dated July 30, 1999, among Saxon Asset Securities Company, Saxon Mortgage Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Prudential Securities Incorporated and Banc One Capital Markets, Inc.

              Exhibit 2. Trust Agreement dated August 1, 1999, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee.

Item 8. Change in Fiscal Year.  Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.  Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SAXON ASSET SECURITIES COMPANY


                                        By:    /s/ Bradley D. Adams
                                               --------------------
                                               Bradley D. Adams, Vice President


August 18, 1999

                               INDEX TO EXHIBITS

     1 Underwriting Agreement dated July 30, 1999, among Saxon Asset Securities Company, Saxon Mortgage Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Prudential Securities Incorporated and Banc One Capital Markets, Inc.

     2 Trust Agreement dated August 1, 1999, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee.